IVY CASH RESERVES FUND

Supplement dated August 28, 2006
to the
Prospectus dated July 31, 2006

At a meeting held on August 16, 2006, the Board of Trustees of Ivy Funds unanimously approved the closing and liquidation of Ivy Cash Reserves Fund. Complete liquidation is expected to occur on or after September 28, 2006. A check for the total of liquidation proceeds and accrued but unpaid dividends will be sent to the address of record for each shareholder account. Shareholders may exchange their shares for shares of the same class of any other fund within the Ivy Family of Funds. Class A exchanges are subject to any sales charge applicable to the Fund being exchanged into, unless the Ivy Cash Reserves Fund shares were previously acquired by an exchange from Class A shares of another Ivy Fund for which a sales charge was paid.